UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02240

Stratton Monthly Dividend REIT Shares, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Monthly Dividend REIT Shares, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2006

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

DEAR FELLOW SHAREHOLDER:

THE PROFIT PICTURE

Amazingly enough, the profit picture remains robust. In the third quarter, profits rose 20% year over year for the Standard & Poor’s 500 Index. In a slowing economy, this is nothing less than sensational. Part of this has to be attributed to managements that are running their companies with the primary focus on fear not greed. This is driving corporations to keep their expenses down, to keep their expansion to a minimum and to measure everything in terms of maintaining high margins.

THE GLOBAL SAVINGS GLUT

Worldwide we are seeing substantial increases in cash funds piling up producing lower global interest rates and high levels of liquidity. This can be recognized in the large sums of money being attracted into private equity funds, the high levels of corporate cash balances resulting from current high profit margins; the petro dollar balances accumulated by all of the energy producing countries and the vast increase in reserves of foreign currency held by China as the result of its extraordinary continuing trade balances. All of this liquidity has positive effects on worldwide asset prices.

THE LEVELS OF THE STOCK MARKET

A sign of good value is the fact that the price-to-earnings ratio of the entire stock market is at the lower end of its range over the past twenty-five years. This is after a strong upward movement in stock prices over the last three years. The reason for this is that profits have risen at a faster rate than stock prices and price-to-earnings ratios have actually come down in absolute terms. This positive valuation seems to be neglected by any but the longest term investors because the focus is so much on short-term results.

Overall, our view is that stocks enter 2007 with a strong tailwind of profit growth behind them. Managements are focusing on maintaining margins at their present high levels and corporations are behaving with a high level of fear of outside forces taking over all but the largest market capitalization companies. We expect 2007 to be a continuation of surprising positive price performance in the U.S. equity markets that occurred in 2006. A word of caution must be injected that the current equity markets contain extreme volatility based upon short-term news and short-term mood shifts of the investing public. Put into context, these provide wonderful buying and selling opportunities within a long-term positive trend for equity prices.

STRATTON FUNDS

At year end, the total assets invested in Stratton Funds reached $1 billion, a new record. Some of you reading this report were there when we launched our first Fund in 1972 with $100,000. Thank you to all of our long-term investor shareholders.

Sincerely yours,

James W. Stratton

Chairman

February 12, 2007

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, February 2007. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund (formerly Stratton Growth Fund)*—Jim Stratton

The 2006 performance of the Stratton Multi-Cap Fund was disappointing. Our total return was slightly less than 1%, compared to an average annual return of 12.4% over the past 30 years. We addressed many of the issues causing this poor performance in our third quarter report, but to repeat, we believe it was our overweighting in Energy and Business Cycle sensitive stocks that dragged our performance down.

In the third quarter, we made many changes in the portfolio to readjust and rebalance in light of Federal Reserve tight monetary policy and the apparent slowdown in energy demand. As a result we had little portfolio turnover activity in the fourth quarter and preferred to let the readjusted portfolio gain traction.

Energy remains our largest single industry representing 22.6% of net assets. These stocks have been hurt by an unusually warm winter that lasted through early January. We believe that weather conditions always return to normal; when that happens it should be reflected in higher oil and natural gas prices resulting in higher prices of the underlying Energy equities.

The financial sector, which is comprised of both Banking and Insurance, represents 22.7% of the portfolio. These companies continue to post good earnings gains and benefit from the significant investment activity in the financial markets in 2006.

I want to assure our investors that management of the Fund is disappointed with the 2006 results and deeply committed to making the portfolio changes necessary to return the performance in 2007 to a level more indicative of the long-term rates of return that the Fund has generated for its shareholders over 34 years.

*	Stratton Growth Fund changed its name to Stratton Multi-Cap Fund on May 1, 2006, to more appropriately reflect the characteristics of the Fund.

Portfolio holdings are as of 12/31/06, they are subject to change at any time.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Multi-Cap Fund

	December 31, 2006	September 30, 2006
Total Net Assets	$99,532,008	$107,542,832
Net Asset Value Per Share	$41.82	$42.19
Shares Outstanding	2,379,733	2,549,235

Portfolio Changes For the Quarter Ended December 31, 2006

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
The Home Depot, Inc. (1.0%)	CSX Corp.

Industry Categories December 31, 2006

Energy	22.6%	Utilities	7.4%	Industrial	2.3%
Insurance/Services	11.7%	Health Care	4.8%	Retailing	1.9%
Banking/Financial	11.0%	Consumer Services	4.3%	Consumer Staples	1.8%
Technology	9.7%	Basic Materials	4.1%	Telecommunications	1.4%
Capital Goods	9.3%	Transportation	3.7%

Ten Largest Holdings December 31, 2006

	Market Value	Percent of TNA
Valero Energy Corp.	$5,688,992	5.7%
Lehman Brothers Holdings, Inc.	4,687,200	4.7
TXU Corp.	4,336,800	4.3
NCR Corp.	4,276,000	4.3
The Charles Schwab Corp.	4,254,800	4.3
Penn Virginia Corp.	4,202,400	4.2
Vulcan Materials Co.	4,044,150	4.1
Burlington Northern Santa Fe Corp.	3,690,500	3.7
AMETEK, Inc.	3,582,000	3.6
Textron, Inc.	3,281,950	3.3
	$42,044,792	42.2%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares—Jim Beers

Stratton Monthly Dividend REIT Shares had another outstanding year, with a total return of +28.32% for the period ended December 31, 2006. The portfolio trailed the Morgan Stanley REIT Index return of +35.92% and the NAREIT Equity Index return of +35.06%. Recall that our strategy is to own above-average dividend paying REITs and some of the stocks in the portfolio did not have the run up in price that other more growth oriented REITs experienced during 2006. Regardless of the relative performance versus benchmarks, we are pleased both with the Fund’s absolute return, and also with the REIT sector’s dominance of the broad market over the last seven years.

The themes we mentioned throughout the year – merger and acquisition activity, a slowdown in new home construction, better lodging fundamentals, all helped drive REIT sector performance in 2006 much further than we had anticipated. In a number of cases, capital gains were realized in the Fund due to public REITs going private, either in management led buyouts or by private equity funds, in which consortiums of institutional investors pooled their resources for strategic acquisition. This phenomenon continues in 2007, as private buyers, utilizing inexpensive debt, push real estate values higher.

Our 2007 outlook for REITs remains positive. Despite the lofty valuations of a number of companies in the group, REITs continue to garner the attention of the investing public. We see several themes—relatively low, long-term interest rates, a continuing office sector recovery, and an improvement in lodging fundamentals—as contributing factors we believe will provide solid performance for the group, from an historical standpoint.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares will all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	December 31, 2006	September 30, 2006
Total Net Assets	$165,450,814	$163,595,383
Net Asset Value Per Share	$38.86	$39.45
Shares Outstanding	4,257,375	4,146,598

Portfolio Changes For the Quarter Ended December 31, 2006

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Equity Residential (3.1%)	Colonial Properties Trust
Getty Realty Corp. (1.7%)	Crescent Real Estate Equities Co.
Innkeepers USA Trust (1.2%)	Glenborough Realty Trust, Inc.
Medical Properties Trust, Inc. (0.9%)	Heritage Property Investment Trust
Parkway Properties, Inc. (2.3%)	Trustreet Properties, Inc.

Industry Categories December 31, 2006

Health Care	21.7%	Regional Malls	5.9%
Apartments	20.5%	Net Lease	4.8%
Office	18.8%	Shopping Centers	4.4%
Lodging	9.3%	Diversified	3.1%
Industrial	7.2%

Ten Largest Holdings December 31, 2006

	Market Value	Percent of TNA
Equity Office Properties Trust	$6,502,950	3.9%
Ventas, Inc.	6,136,400	3.7
EastGroup Properties, Inc.	5,891,600	3.6
Apartment Investment & Management Co. Class A	5,882,100	3.5
New Plan Excel Realty Trust	5,770,800	3.5
Liberty Property Trust	5,754,294	3.5
Glimcher Realty Trust	5,742,650	3.5
Reckson Associates Realty Corp.	5,700,000	3.4
Hospitality Properties Trust	5,465,950	3.3
Nationwide Health Properties, Inc.	5,439,600	3.3
	$58,286,344	35.2%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund—Jerry Van Horn

Following a difficult third quarter, Stratton Small-Cap Value Fund posted a return of +7.74% in the fourth quarter of 2006, trailing the Russell 2000 Value Index return of +9.03% and the Russell 2000 Index return of +8.92%.

The completion of the fourth quarter brings to an end a disappointing year for the Fund. The Fund posted a +13.82% return for the year relative to the Russell 2000 Value Index return of +23.48% and the Russell 2000 Index return of +18.37%. Prior to 2006, the Fund had not underperformed the Russell 2000 Value Index on a calendar year basis since 2001 and had not trailed the Russell 2000 Index since 1999. Despite the lackluster relative performance, we remain confident in our investment philosophy and process and look forward to returning to the world of relative outperformance in 2007.

The outlook for small-cap stocks continues to be positive as we move into 2007. Earnings growth remains above average while valuations, both absolute and relative to large-cap stocks, remain attractive. Merger and acquisition activity also remains a tailwind for the small-cap group. During the fourth quarter, JLG Industries, a holding since 2003, was taken over by Oshkosh Truck Corp., the tenth portfolio holding taken over during 2006.

Portfolio holdings are as of 12/31/06, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	December 31, 2006	September 30, 2006
Total Net Assets	$736,934,443	$638,539,635
Net Asset Value Per Share	$48.43	$45.45
Shares Outstanding	15,217,086	14,050,323

Portfolio Changes For the Quarter Ended December 31, 2006

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Amedisys, Inc. (1.6%)	Alliance Imaging, Inc.
Medical Properties Trust, Inc. (1.5%)	Giant Industries, Inc.
Packeteer, Inc. (1.6%)	JLG Industries, Inc.
ViroPharma, Inc. (1.6%)	Maritrans, Inc.
MICROS Systems, Inc.
Palm, Inc.
Per-Se Technologies, Inc.
Technitrol, Inc.
YRC Worldwide, Inc.

Industry Categories December 31, 2006

Technology	14.4%	Utilities	6.3%	Entertainment	2.1%
Banking/Financial	12.1%	Consumer Staples	4.3%	Basic Materials	2.1%
Energy	11.1%	Retailing	3.9%	Insurance/Services	1.5%
Health Care	10.4%	Aerospace/Defense	3.1%	Chemicals	0.5%
REITs	8.6%	Transportation	2.6%
Capital Goods	6.4%	Business Services	2.6%

Ten Largest Holdings December 31, 2006

	Market Value	Percent of TNA
West Pharmaceutical Services, Inc.	$15,425,353	2.1%
Terex Corp.	14,530,500	2.0
Sciele Pharma, Inc.	14,400,000	2.0
Anixter International, Inc.	14,074,560	1.9
Parametric Technology Corp.	13,244,700	1.8
Avocent Corp.	13,133,800	1.8
DRS Technologies, Inc.	13,032,769	1.8
TETRA Technologies, Inc.	12,836,044	1.7
Belden CDT, Inc.	12,688,614	1.7
Southwest Gas Corp.	12,662,100	1.7
	$136,028,440	18.5%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Multi-Cap Fund

Stratton Multi-Cap Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and lower price-to-cash flow ratios can produce above-average returns while lowering risk and preserving capital.

Stratton Management Co. employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 35 and 45 holdings that meet the above criteria. The final selection of stocks for the portfolio of SMCF is made by James W. Stratton, who has served as portfolio manager for over 34 years. In his absence John A. Affleck, CFA, President, serves as back-up manager.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MULTI-CAP FUND, THE S&P 500 INDEX*

AND THE RUSSELL 3000 VALUE INDEX**

TEN YEAR PERFORMANCE (12/31/96 - 12/31/06)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% of the investable market in terms of market capitalization.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Monthly Dividend REIT Shares

Stratton Monthly Dividend REIT Shares seeks, as its primary objective, a high rate of return from dividend and interest income. Under normal conditions, SMDS invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of Real Estate Investment Trusts (“REITs”). The remaining 20% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes a few REITs. Therefore, in order to provide a more direct comparison, the NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS’ investment objective, with growth of capital as a secondary goal.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 100 companies by selecting stocks which possess an above average dividend yield. The second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains an average of 40 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James A. Beers, President. In his absence, James W. Stratton, Chairman, serves as back-up manager.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MONTHLY DIVIDEND REIT SHARES,

THE S&P 500 INDEX* AND THE NAREIT EQUITY INDEX**

TEN YEAR PERFORMANCE (12/31/96 - 12/31/06)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The NAREIT Equity Index is an unmanaged index of 145 real estate investment trusts.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Small-Cap Value Fund

The investment objective of Stratton Small-Cap Value Fund is long-term capital appreciation. Under normal conditions, the Fund will invest at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small-capitalization companies. Small-cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. The Fund invests in those small-cap stocks which the management of the Fund believes are under-priced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Stratton Management Co. employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 55 and 75 holdings that meet the above criteria. The final selection of stocks for the portfolio of SSCV is made by Gerald M. Van Horn, CFA, President. In his absence, James W. Stratton, Chairman, serves as back-up manager.

Portfolio holdings typically become candidates for sale due to excessive valuation relative to their peers or deterioration in earnings growth. The Fund will typically experience below-average turnover due to the longer-term nature of its investment process.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL-CAP VALUE FUND

AND THE RUSSELL 2000 INDEX*

TEN YEAR PERFORMANCE (12/31/96 - 12/31/06)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions.

*	The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 Index total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

SCHEDULE OF INVESTMENTS December 31, 2006

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.0%
Banking/Financial – 11.0%
Bank of America Corp.	25,000	$1,334,750
CIT Group, Inc.	10,000	557,700
Citigroup, Inc.	25,000	1,392,500
Commerce Bancorp, Inc. (NJ)	50,000	1,763,500
Lehman Brothers Holdings, Inc.	60,000	4,687,200
Morgan Stanley	15,000	1,221,450

		10,957,100

Basic Materials – 4.1%
Vulcan Materials Co.	45,000	4,044,150

Capital Goods – 9.3%
Caterpillar, Inc.	40,000	2,453,200
Ingersoll-Rand Co., Ltd. Class A	20,000	782,600
Rockwell Automation, Inc.	45,000	2,748,600
Textron, Inc.	35,000	3,281,950

		9,266,350

Consumer Services – 4.3%
The Charles Schwab Corp.	220,000	4,254,800

Consumer Staples – 1.8%
Constellation Brands, Inc. Class A†	60,000	1,741,200

Energy – 22.6%
Anadarko Petroleum Corp.	40,000	1,740,800
Chesapeake Energy Corp.	88,000	2,556,400
EOG Resources, Inc.	40,000	2,498,000
Occidental Petroleum Corp.	60,000	2,929,800
Penn Virginia Corp.	60,000	4,202,400
Valero Energy Corp.	111,200	5,688,992
XTO Energy, Inc.	60,000	2,822,984

		22,439,376

Health Care – 4.8%
Amgen, Inc.†	20,000	1,366,200
Johnson & Johnson	25,000	1,650,500
Wyeth	35,000	1,782,200

		4,798,900

Industrial – 2.3%
Parker Hannifin Corp.	30,000	2,306,400

Insurance/Services – 11.7%
The Allstate Corp.	30,000	1,953,300
Hartford Financial Services Group, Inc.	15,000	1,399,650
Lincoln National Corp.	20,000	1,328,000
MetLife, Inc.	25,000	1,475,250
Torchmark Corp.	25,000	1,594,000

	Number of Shares	Market Value (Note 1)
Insurance/Services – continued
UnitedHealth Group, Inc.	27,500	$1,477,575
WellPoint, Inc.†	30,000	2,360,700

		11,588,475

Retailing – 1.9%
The Home Depot, Inc.	25,000	1,004,000
McDonald’s Corp.	20,000	886,600

		1,890,600

Technology – 9.7%
AMETEK, Inc.	112,500	3,582,000
Harris Corp.	40,000	1,834,400
NCR Corp.†	100,000	4,276,000

		9,692,400

Telecommunications – 1.4%
AT&T, Inc.	40,000	1,430,000

Transportation – 3.7%
Burlington Northern Santa Fe Corp.	50,000	3,690,500

Utilities – 7.4%
FPL Group, Inc.	30,000	1,632,600
PPL Corp.	40,000	1,433,600
TXU Corp.	80,000	4,336,800

		7,403,000

Total Common Stocks (Cost $56,446,482)		95,503,251

	Principal Amount
SHORT-TERM INVESTMENTS – 4.3%
PNC Bank Money Market Account 4.67%, due 01/03/07	$4,289,510	4,289,510

Total Short-Term Investments (Cost $4,289,510)		4,289,510

Total Investments – 100.3% (Cost $60,735,992*)		99,792,761
Liabilities in Excess of Other Assets – (0.3%)		(260,753)

NET ASSETS – 100.0%		$99,532,008

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $60,735,992 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$39,081,487
Gross unrealized depreciation	(24,718)

Net unrealized appreciation	$39,056,769

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2006

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.7%
Apartments – 20.5%
Apartment Investment & Management Co. Class A	105,000	$5,882,100
Archstone-Smith Trust	50,000	2,910,500
Camden Property Trust	70,000	5,169,500
Education Realty Trust, Inc.	10,000	147,700
Equity Residential	100,000	5,075,000
Home Properties, Inc.	70,000	4,148,900
Mid-America Apartment Communities, Inc.	90,000	5,151,600
United Dominion Realty Trust, Inc.	170,000	5,404,300

		33,889,600

Diversified – 3.1%
Lexington Corporate Properties Trust	230,000	5,156,600

Health Care – 21.7%
Health Care Property Investors, Inc.	125,800	4,631,956
Health Care REIT, Inc.	90,000	3,871,800
Healthcare Realty Trust, Inc.	120,000	4,744,800
Medical Properties Trust, Inc.	100,000	1,530,000
National Health Investors, Inc.	160,000	5,280,000
Nationwide Health Properties, Inc.	180,000	5,439,600
Universal Health Realty Income Trust	110,000	4,287,800
Ventas, Inc.	145,000	6,136,400

		35,922,356

Industrial – 7.2%
EastGroup Properties, Inc.	110,000	5,891,600
First Industrial Realty Trust, Inc.	109,000	5,111,010
First Potomac Realty Trust	32,600	948,986

		11,951,596

Lodging – 9.3%
Equity Inns, Inc.	100,000	1,596,000
Hospitality Properties Trust	115,000	5,465,950
Innkeepers USA Trust	130,000	2,015,000
Sunstone Hotel Investors, Inc.	110,000	2,940,300
Winston Hotels, Inc.	250,000	3,312,500

		15,329,750

Net Lease – 4.8%
Getty Realty Corp.	90,000	2,781,000
National Retail Properties, Inc.	225,000	5,163,750

		7,944,750

	Number of Shares	Market Value (Note 1)
Office – 18.8%
Brandywine Realty Trust	162,500	$5,403,125
Equity Office Properties Trust	135,000	6,502,950
Highwoods Properties, Inc.	95,000	3,872,200
Liberty Property Trust	117,100	5,754,294
Parkway Properties, Inc.	75,000	3,825,750
Reckson Associates Realty Corp.	125,000	5,700,000

		31,058,319

Regional Malls – 5.9%
Glimcher Realty Trust	215,000	5,742,650
Pennsylvania Real Estate Investment Trust	100,000	3,938,000

		9,680,650

Shopping Centers – 4.4%
New Plan Excel Realty Trust	210,000	5,770,800
Urstadt Biddle Properties, Inc. Class A	80,000	1,527,200

		7,298,000

Total Common Stocks (Cost $105,803,318)		158,231,621

	Principal Amount
SHORT-TERM INVESTMENTS – 3.8%
PNC Bank Money Market Account 4.67%, due 01/03/07	$6,328,381	6,328,381

Total Short-Term Investments (Cost $6,328,381)		6,328,381

Total Investments – 99.5% (Cost $112,131,699*)		164,560,002
Other Assets Less Liabilities – 0.5%		890,812

NET ASSETS – 100.0%		$165,450,814

REIT – Real Estate Investment Trust.

*	Aggregate cost for federal income tax purposes is $112,377,937 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$52,712,966
Gross unrealized depreciation	(530,901)

Net unrealized appreciation	$52,182,065

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2006

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 92.0%
Aerospace/Defense – 3.1%
Armor Holdings, Inc.†	200,000	$10,970,000
Moog, Inc. Class A†	311,925	11,912,416

		22,882,416

Banking/Financial – 12.1%
Affiliated Managers Group, Inc.†	110,000	11,564,300
BancorpSouth, Inc.	396,000	10,620,720
BankAtlantic Bancorp, Inc. Class A	680,000	9,390,800
BankUnited Financial Corp. Class A	300,000	8,388,000
Eaton Vance Corp.	80,000	2,640,800
First Midwest Bancorp, Inc.	322,000	12,454,960
Sterling Financial Corp.	356,500	12,053,265
UCBH Holdings, Inc.	612,000	10,746,720
Webster Financial Corp.	183,000	8,915,760
WSFS Financial Corp.	35,000	2,342,550

		89,117,875

Basic Materials – 2.1%
Century Aluminum Co.†	175,000	7,813,750
Schnitzer Steel Industries, Inc. Class A	180,000	7,146,000

		14,959,750

Business Services – 2.6%
Aaron Rents, Inc.	434,500	12,504,910
Labor Ready, Inc.†	360,000	6,598,800

		19,103,710

Capital Goods – 6.4%
Cascade Corp.	85,700	4,533,530
Crane Co.	200,000	7,328,000
DRS Technologies, Inc.	247,395	13,032,769
Terex Corp.†	225,000	14,530,500
United Rentals, Inc.†	306,800	7,801,924

		47,226,723

Chemicals – 0.5%
PolyOne Corp.†	495,700	3,717,750

Consumer Staples – 4.3%
Casey’s General Stores, Inc.	460,000	10,833,000
Ralcorp Holdings, Inc.†	210,000	10,686,900
Ruddick Corp.	372,000	10,323,000

		31,842,900

	Number of Shares	Market Value (Note 1)
Energy – 11.1%
Cabot Oil & Gas Corp.	139,050	$8,433,382
Foundation Coal Holdings, Inc.	200,000	6,352,000
Helix Energy Solutions Group, Inc.†	261,624	8,207,145
Hercules Offshore, Inc.†	200,000	5,780,000
Houston Exploration Co.†	126,200	6,534,636
Penn Virginia Corp.	93,100	6,520,724
Petrohawk Energy Corp.†	328,460	3,777,290
Superior Energy Services, Inc.†	345,000	11,274,600
TETRA Technologies, Inc.†	501,800	12,836,044
Universal Compression Holdings, Inc.†	195,000	12,111,450

		81,827,271

Entertainment – 2.1%
Isle of Capri Casinos, Inc.†	253,100	6,727,398
Landry’s Restaurants, Inc.	297,400	8,948,766

		15,676,164

Health Care – 10.4%
Amedisys, Inc.†	366,667	12,052,333
CONMED Corp.†	226,000	5,225,120
Henry Schein, Inc.†	88,500	4,334,730
LifePoint Hospitals, Inc.†	175,000	5,897,500
Respironics, Inc.†	200,000	7,550,000
Sciele Pharma, Inc.†	600,000	14,400,000
ViroPharma, Inc.†	785,000	11,492,400
West Pharmaceutical Services, Inc.	301,100	15,425,353

		76,377,436

Insurance/Services – 1.5%
Selective Insurance Group, Inc.	195,100	11,177,279

REITs – 8.6%
Equity Inns, Inc.	679,000	10,836,840
FelCor Lodging Trust, Inc.	498,000	10,876,320
Innkeepers USA Trust	691,000	10,710,500
Medical Properties Trust, Inc.	740,000	11,322,000
Nationwide Health Properties, Inc.	300,000	9,066,000
Sunstone Hotel Investors, Inc.	398,500	10,651,905

		63,463,565

Retailing – 3.9%
Circuit City Stores, Inc.	390,400	7,409,792
GameStop Corp. Class A†	148,371	8,176,726
Oxford Industries, Inc.	112,000	5,560,800
Pacific Sunwear of California, Inc.†	395,000	7,734,100

		28,881,418

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2006 (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Technology – 14.4%
Anixter International, Inc.†	259,200	$14,074,560
Avocent Corp.†	388,000	13,133,800
Belden CDT, Inc.	324,600	12,688,614
CommScope, Inc.†	400,000	12,192,000
Digital River, Inc.†	160,000	8,926,400
Komag, Inc.†	178,000	6,742,640
OmniVision Technologies, Inc.†	395,000	5,391,750
ON Semiconductor Corp.†	1,100,000	8,327,000
Packeteer, Inc.†	845,000	11,492,000
Parametric Technology Corp.†	735,000	13,244,700

		106,213,464

Transportation – 2.6%
Alaska Air Group, Inc.†	290,000	11,455,000
Freightcar America, Inc.	140,000	7,763,000

		19,218,000

Utilities – 6.3%
Avista Corp.	425,000	10,756,750
El Paso Electric Co.†	500,000	12,185,000
Energen Corp.	224,700	10,547,418
Southwest Gas Corp.	330,000	12,662,100

		46,151,268

Total Common Stocks (Cost $577,609,429)		677,836,989

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 7.8%
PNC Bank Money Market Account 4.67%, due 01/03/07	$57,340,609	$57,340,609

Total Short-Term Investments (Cost $57,340,609)		57,340,609

Total Investments – 99.8% (Cost $634,950,038*)		735,177,598
Other Assets Less Liabilities – 0.2%		1,756,845

NET ASSETS – 100.0%		$736,934,443

REIT – Real Estate Investment Trust.

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $635,135,168 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$116,977,689
Gross unrealized depreciation	(16,935,259)

Net unrealized appreciation	$100,042,430

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2006

	SMCF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $60,735,992, $112,131,699 and $634,950,038, respectively) (Note 1)	$99,792,761	$164,560,002	$735,177,598
Dividends and interest receivable	133,633	1,025,400	1,331,955
Receivable for shares sold	12,237	37,237	2,411,941
Receivable for investment securities sold	835,223	—	—
Prepaid expenses	13,977	13,903	23,041

Total Assets	100,787,831	165,636,542	738,944,535

LIABILITIES:
Payable for shares redeemed	209,595	107,564	1,234,893
Payable for investment securities purchased	990,885	—	—
Accrued advisory fee	—	—	537,499
Accrued audit fee	26,000	31,000	26,000
Payable to affiliate	23,481	32,912	127,755
Distributions payable	—	5,408	—
Accrued expenses and other liabilities	5,862	8,844	83,945

Total Liabilities	1,255,823	185,728	2,010,092

NET ASSETS:
Applicable to 2,379,733, 4,257,375 and 15,217,086 shares outstanding, respectively¹	$99,532,008	$165,450,814	$736,934,443

Net asset value, offering and redemption price per share	$41.82	$38.86	$48.43

SOURCE OF NET ASSETS:
Paid-in capital	$57,968,663	$107,323,464	$628,835,414
Undistributed net investment income (loss)	146	—	(185,130)
Accumulated net realized gain on investments	2,506,430	5,699,047	8,056,599
Net unrealized appreciation on investments	39,056,769	52,428,303	100,227,560

Net Assets	$99,532,008	$165,450,814	$736,934,443

¹	SMCF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2006

	SMCF	SMDS	SSCV
INCOME:
Dividends	$1,627,018	$4,891,562	$3,856,150
Interest	332,213	305,572	2,561,972

Total Income	1,959,231	5,197,134	6,418,122

EXPENSES:
Advisory fees (Note 2)	1,007,091	991,621	5,352,308
Accounting/Administration services fees	141,918	166,700	475,260
Audit fees	26,000	31,000	26,000
Custodian fees	24,330	25,938	77,829
Directors’ fees	12,167	14,972	53,361
Legal fees	3,106	3,742	15,202
Miscellaneous fees	12,579	13,146	32,903
Printing and postage fees	32,342	35,474	169,326
Registration fees	35,388	26,099	93,924
Taxes other than income taxes	10,275	12,300	41,475
Transfer agent fees	111,837	128,915	444,920

Total Expenses	1,417,033	1,449,907	6,782,508

Net Investment Income (Loss)	542,198	3,747,227	(364,386)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,647,915	19,084,846	16,350,309
Net increase (decrease) in unrealized appreciation on investments	(5,477,630)	16,784,325	43,383,528

Net realized and unrealized gain on investments	1,170,285	35,869,171	59,733,837

Net increase in net assets resulting from operations	$1,712,483	$39,616,398	$59,369,451

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SMCF		SMDS
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/06	Year Ended 12/31/05
OPERATIONS:
Net investment income	$542,198	$240,825	$3,747,227	$4,390,639
Net realized gain on investments	6,647,915	6,801,618	19,084,846	14,464,007
Net increase (decrease) in unrealized appreciation on investments	(5,477,630)	10,776,002	16,784,325	(13,778,260)

Net increase in net assets resulting from operations	1,712,483	17,818,445	39,616,398	5,076,386

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.21 and $0.07 per share, respectively, for SMCF, $0.89 and $0.94 per share, respectively, for SMDS)	(542,570)	(240,307)	(3,747,227)	(4,690,126)
From realized gains on investments ($2.66 and $2.07 per share, respectively, for SMCF, $3.96 and $3.04 per share, respectively, for SMDS)	(6,800,803)	(7,203,951)	(16,356,837)	(14,274,271)

Total Distributions	(7,343,373)	(7,444,258)	(20,104,064)	(18,964,397)

CAPITAL SHARE TRANSACTIONS[1]	(68,421,519)	52,694,207	(7,416,300)	(44,274,274)

REDEMPTION FEES	179,144	86,322	10,897	29,324

Total increase (decrease) in net assets	(73,873,265)	63,154,716	12,106,931	(58,132,961)
NET ASSETS:
Beginning of year	173,405,273	110,250,557	153,343,883	211,476,844

End of year (including undistributed net investment income of $146 and $518, respectively, for SMCF)	$99,532,008	$173,405,273	$165,450,814	$153,343,883

	SSCV
	Year Ended 12/31/06	Year Ended 12/31/05
OPERATIONS:
Net investment loss	$(364,386)	$(562,911)
Net realized gain on investments	16,350,309	13,010,485
Net increase in unrealized appreciation on investments	43,383,528	11,827,865

Net increase in net assets resulting from operations	59,369,451	24,275,439

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments ($0.81 and $1.43 per share, respectively, for SSCV)	(11,335,121)	(10,645,332)

CAPITAL SHARE TRANSACTIONS[1]	333,302,447	225,164,903

REDEMPTION FEES	184,675	145,554

Total increase in net assets	381,521,452	238,940,564
NET ASSETS:
Beginning of year	355,412,991	116,472,427

End of year (including undistributed net investment income (loss) of $(185,130) and $0, respectively, for SSCV)	$736,934,443	$355,412,991

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	SMCF
	Year Ended 12/31/06		Year Ended 12/31/05
	Shares	Value	Shares	Value
Shares issued	979,268	$45,017,741	1,913,323	$82,236,450
Shares reinvested from net investment income and capital gains distributions	152,460	6,484,832	155,656	6,718,520

	1,131,728	51,502,573	2,068,979	88,954,970
Shares redeemed	(2,661,958)	(119,924,092)	(868,210)	(36,260,763)

Net increase (decrease)	(1,530,230)	$(68,421,519)	1,200,769	$52,694,207

	SMDS
	Year Ended 12/31/06		Year Ended 12/31/05
	Shares	Value	Shares	Value
Shares issued	276,964	$10,594,586	417,561	$14,848,015
Shares reinvested from net investment income and capital gains distributions	408,697	15,501,450	405,748	14,417,331

	685,661	26,096,036	823,309	29,265,346
Shares redeemed	(893,093)	(33,512,336)	(2,095,130)	(73,539,620)

Net decrease	(207,432)	$(7,416,300)	(1,271,821)	$(44,274,274)

	SSCV
	Year Ended 12/31/06		Year Ended 12/31/05
	Shares	Value	Shares	Value
Shares issued	9,656,891	$457,135,278	6,695,308	$284,188,369
Shares reinvested from capital gains distributions	190,559	9,120,182	209,937	9,184,999

	9,847,450	466,255,460	6,905,245	293,373,368
Shares redeemed	(2,841,680)	(132,953,013)	(1,582,221)	(68,208,465)

Net increase	7,005,770	$333,302,447	5,323,024	$225,164,903

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc. (formerly Stratton Growth Fund, Inc.) (“SMCF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc. (the “Company”), which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SMCF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to seek long-term capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in 60 days or less and other cash equivalent investments.

B.  Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C.  Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

D.  Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006

and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

E.  Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

F.  Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G.  REITs – SMDS has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.  Redemption Fee – The Funds impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets.

I.  New Accounting Pronouncements – In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes and Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is to be implemented no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” (the “Statement”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006

statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Note 2. – During the year ended December 31, 2006, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SMCF—$1,007,091; SMDS—$991,621; SSCV—$5,352,308. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, SMCF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV’s management fee under the new advisory agreement approved by SSCV’s shareholders on October 31, 2006 is based on a fixed monthly advisory fee of 1/12 of 0.90% of the Fund’s average daily net assets, which would not be subject to a performance adjustment. Under the advisory agreement in effect prior to October 31, 2006 (the “Prior Advisory Agreement”), SSCV’s management fee was based on an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment. The performance fee adjustment was calculated at the end of each month based upon the Fund’s performance during the last 24-month period (the “performance period”). The Fund’s performance, which was based on changes in its net asset value per share, was then compared with the performance of the Russell 2000 Index over the performance period. The Russell 2000 Index is a widely recognized unmanaged common stock index of small to medium size companies. When the Fund performed better than the Russell 2000 Index over the performance period, it paid the Advisor additional fees. If the Fund lagged the Russell 2000 Index over the performance period, the Advisor was paid less. Each 1.00% of the difference in performance between the Fund and the Russell 2000 Index during the performance period was equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate was +/-0.50% of average net assets over the performance period which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 Index by 5.00%. For the period from November 1, 2006 to October 31, 2007, the monthly management fee payable by the Fund will be the lesser of 1/12 of 0.90% of average daily net assets and the Performance-Based Fee, as calculated in accordance with the Prior Advisory Agreement. The performance fee adjustment for the year ended December 31, 2006 caused the advisory fee to increase by $1,058,665.

The officers and Directors of the Funds who are also officers or employees of the Advisor or administrator receive no direct compensation from the Funds for services to them. The Directors of the Funds served in the same capacity for each Fund and meet concurrently four times. Each disinterested Director received $1,750 for each meeting attended and an annual retainer of $7,000.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws. PFPC Inc. serves as the Funds’ administrator, accounting and transfer agent. A Director of the transfer agent is also a Director of the Funds.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2006 were as follows:

	SMCF	SMDS	SSCV
Cost of purchases	$39,434,883	$30,743,850	$435,528,102
Proceeds of sales	104,499,367	52,337,193	149,547,931

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2006 and 2005 was as follows:

	SMCF		SMDS		SSCV
	2006	2005	2006	2005	2006	2005
Distributions paid from:
Ordinary Income	$542,570	$240,307	$3,747,227	$4,690,126	$11,877	$106,317
Long-term capital gain	6,800,803	7,203,951	16,356,837	14,274,271	11,323,244	10,539,015

	$7,343,373	$7,444,258	$20,104,064	$18,964,397	$11,335,121	$10,645,332

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	SMCF	SMDS	SSCV
Undistributed ordinary income	$146	$237,556	$174,664
Undistributed long-term gain	2,506,430	5,707,729	7,881,935
Unrealized appreciation	39,056,769	52,182,065	100,042,430

Total Accumulated Earnings	$41,563,345	$58,127,350	$108,099,029

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities and the deferral of losses on wash sales.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2006, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	SMCF	SMDS	SSCV
Increase (Decrease) Paid-In Capital	$—	$—	$96,411
Increase (Decrease) Undistributed Net Investment Income	—	—	191,133
Increase (Decrease) Accumulated Net Realized Gain (Loss)	—	—	(287,544)

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$44.35	$40.69	$34.69	$25.46	$32.81

Income From Investment Operations
Net investment income	0.21	0.07	0.04	0.09	0.15
Redemption fees	0.07	0.02	0.03	—	—
Net gains (losses) on securities (both realized and unrealized)	0.06	5.71	7.96	10.55	(7.12)

Total from investment operations	0.34	5.80	8.03	10.64	(6.97)

Less Distributions
Dividends (from net investment income)	(0.21)	(0.07)	(0.04)	(0.09)	(0.15)
Distributions (from capital gains)	(2.66)	(2.07)	(1.99)	(1.32)	(0.23)

Total distributions	(2.87)	(2.14)	(2.03)	(1.41)	(0.38)

Net Asset Value, End of Year	$41.82	$44.35	$40.69	$34.69	$25.46

Total Return	0.77%	14.49%	23.53%	42.19%	(21.38%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$99,532	$173,405	$110,251	$56,749	$37,603
Ratio of expenses to average net assets	1.06%	1.08%	1.15%	1.28%	1.28%
Ratio of net investment income to average net assets	0.40%	0.17%	0.12%	0.32%	0.49%
Portfolio turnover rate	31.04%	29.22%	44.44%	38.22%	41.31%

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$34.35	$36.86	$32.86	$26.56	$26.74

Income From Investment Operations
Net investment income	0.89	0.94	0.98	1.26	1.09
Redemption fees	— [3]	0.01	0.01	0.01	0.05
Net gains on securities (both realized and unrealized)	8.47	0.52	6.01	6.95	0.60

Total from investment operations	9.36	1.47	7.00	8.22	1.74

Less Distributions
Dividends (from net investment income)	(0.89)	(0.94)	(0.98)	(1.26)	(1.09)
Distributions (from capital gains)	(3.96)	(3.04)	(2.02)	—	—
Return of capital	—	—	—	(0.66)	(0.83)

Total distributions	(4.85)	(3.98)	(3.00)	(1.92)	(1.92)

Net Asset Value, End of Year	$38.86	$34.35	$36.86	$32.86	$26.56

Total Return	28.32%	4.11%	22.17%	32.38%	6.46%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$165,451	$153,344	$211,477	$204,833	$133,838
Ratio of expenses to average net assets	0.91%	0.95%	0.96%	1.00%	1.03%
Ratio of net investment income to average net assets	2.36%	2.49%	2.90%	3.50%	3.92%
Portfolio turnover rate	20.20%	5.36%	44.28%	25.43%	24.33%

[3]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$43.28	$40.33	$32.96	$22.88	$25.30

Income From Investment Operations
Net investment loss	(0.02)	(0.07)	(0.15)	(0.23)	(0.17)
Redemption fees	0.01	0.02	—	—	—
Net gains (losses) on securities (both realized and unrealized)	5.97	4.43	8.75	11.55	(2.24)

Total from investment operations	5.96	4.38	8.60	11.32	(2.41)

Less Distributions
Distributions (from capital gains)	(0.81)	(1.43)	(1.23)	(1.24)	(0.01)

Total distributions	(0.81)	(1.43)	(1.23)	(1.24)	(0.01)

Net Asset Value, End of Year	$48.43	$43.28	$40.33	$32.96	$22.88

Total Return	13.82%	10.86%	26.43%	49.63%	(9.51%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$736,934	$355,413	$116,472	$62,184	$44,832
Ratio of expenses to average net assets	1.21%	1.28%	1.47%	1.67%	1.68%
Ratio of net investment income (loss) to average net assets	(0.06%)	(0.25%)	(0.57%)	(0.88%)	(0.69%)
Portfolio turnover rate	29.41%	15.49%	16.54%	25.94%	17.66%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Multi-Cap Fund, Inc. (formerly Stratton Growth Fund, Inc.), Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where brokers did not reply to our requests. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Multi-Cap Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 2, 2007

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-472-4266. Unless otherwise indicated, the address of each Director and officer for purposes of business relating to the Funds is c/o Stratton Management Co., 610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

DISINTERESTED DIRECTORS*
George W. Graner (62) Director	Since 2004	Mr. Graner is President of Equipment Finance LLC.	Three	None

John J. Lombard, Jr. (72) Director	SMCF 1984 SMDS 1988 SFI 1993	Mr. Lombard is special counsel to the law firm of McCarter & English, LLP.	Three	None

Richard W. Stevens (73) Director	SMCF 1972 SMDS 1989 SFI 1993	Mr. Stevens is an attorney in private practice.	Three	None

Frank Thomas (59) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

H. Drake Williams, Jr. (67) Director	Since 2005	Mr. Williams is retired.	Three	None

Joel H. Wilson (58) Director	Since 2005	Mr. Wilson is Co-Owner & Principle of Kennedy Tool & Die, Inc.	Three	None

INTERESTED DIRECTORS**
James W. Stratton[2,3] (70) Chairman, Chief Executive Officer and Director	SMCF 1972 SMDS 1980 SFI 1993	Mr. Stratton is a Director of the investment advisor, Stratton Management Company.	Three	Director of Amerigas Propane Ltd. (energy), Meadowood (retirement community), and UGI Corp., Inc. (utility-natural gas).

Lynne M. Cannon[2] (51) Director	Since 1995	Ms. Cannon is a Vice President and Director of Transfer Agency Services of PFPC Inc.	Three	None

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

OFFICERS WHO ARE NOT DIRECTORS
John A. Affleck, CFA (60) President of Stratton Multi-Cap Fund, Inc. and Vice President of Stratton Monthly Dividend REIT Shares, Inc. and The Stratton Funds, Inc.	SMCF 2000 SMDS 2000 SFI 1993	Mr. Affleck is Chairman and Director of the investment advisor, Stratton Management Company.	N/A	N/A

James A. Beers[2] (43) Chief Financial Officer of the Funds, President of Stratton Monthly Dividend REIT Shares, Inc. and Vice President of Stratton Multi-Cap Fund, Inc. and The Stratton Funds, Inc.	SMCF 1997 SMDS 2001 SFI 1997	Mr. Beers is President and Director of the investment advisor, Stratton Management Company.	N/A	N/A

Gerald M. Van Horn, CFA[4] (33) President of The Stratton Funds, Inc.	Since 2003	Mr. Van Horn is a Director of the investment advisor, Stratton Management Company.	N/A	N/A

Joanne E. Kuzma (52) Chief Compliance Officer and Vice President of the Funds	Chief Compliance Officer Since 2004 Vice President of Compliance Since 1995	Ms. Kuzma is the Director of Trading and Chief Compliance Officer of the investment advisor, Stratton Management Company.	N/A	N/A

Patricia L. Sloan (53) Secretary and Treasurer of the Funds	SMCF Sec. 1980 Treas. 1990 SMDS Sec. 1990 Treas. 1984 SFI 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	Directors who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended.

**	Directors who are “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended.

[1]

Each Director shall serve until the next annual meeting and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Any Director elected or appointed on or after June 17, 2003 will no longer be eligible to serve as a Director beginning on January 1 of the year following the year in which such Director attains age 72. Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]

Mr. Stratton is an “interested person” of the Funds by reason of his positions with the advisor. Ms. Cannon is considered to be an “interested person” of the Funds by reason of her affiliation with the Funds’ administrator. Mr. Beers is related to Mr. Stratton by marriage.

[3]	Mr. Stratton served as President of The Stratton Funds, Inc. until May 1, 2003.

[4]	Mr. Van Horn served as Vice President of The Stratton Funds, Inc. from August 1, 2000 until May 1, 2003 when he was elected President of The Stratton Funds, Inc.

ADDITIONAL INFORMATION (continued)

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees if you redeem within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 through December 31, 2006.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Months Ending 12/31/06” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if theses transactional costs were included, your costs would have been higher.

Stratton Multi-Cap Fund

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Six Month Period Ending 12/31/06*
Actual	$1,000.00	$978.80	$5.24
Hypothetical (5% Return before expenses)	$1,000.00	$1,019.91	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ADDITIONAL INFORMATION (continued)

(unaudited)

Stratton Monthly Dividend REIT Shares

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Six Month Period Ending 12/31/06*
Actual	$1,000.00	$1,150.60	$4.72
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.82	$4.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Stratton Small-Cap Value Fund

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Six Month Period Ending 12/31/06*
Actual	$1,000.00	$1,029.60	$6.24
Hypothetical (5% Return before expenses)	$1,000.00	$1,019.06	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

Special Meeting of Shareholders

A Special Meeting of Shareholders of SSCV was held October 31, 2006, for purposes of considering and acting upon the matter set forth in the Proxy Statement and summarized below. A quorum was represented at the Meeting and the voting results are also set forth below.

To approve a new investment advisory agreement between The Stratton Funds, Inc., on behalf of the Stratton Small-Cap Value Fund, and Stratton Management Company.

For	Abstain
6,506,410	291,708

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains. In 2006 total redemption fees collected totaled $374,716.

SHAREHOLDER INFORMATION (continued)

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this Plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan. Participation in this Plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER INFORMATION (continued)

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail	Via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIVIDEND NOTICES

December 31, 2006

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend and the maximum 15% Tax Rate on Qualified Dividends for Non-Corporate Taxpayers Received Deduction
Stratton Multi-Cap Fund, Inc.	100%
Stratton Monthly Dividend REIT Shares, Inc.	100%
Stratton Small-Cap Value Fund	100%

DIRECTORS

Lynne M. Cannon

George W. Graner

John J. Lombard, Jr.

Richard W. Stevens

James W. Stratton

Frank Thomas

H. Drake Williams, Jr.

Joel H. Wilson

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

James A. Beers
President
Stratton Monthly
Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer

Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103-2108

Visit the Stratton Mutual Funds web site at www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability·Strategy·Success

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,500 for 2006 and $28,200 for 2005.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2005.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2006 and $2,500 for 2005. These services are related to the preparation of federal and state income tax return and excise tax return and review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	not applicable

(c)	100%

(d)	not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

(h)	The registrant’s audit committee of the board of directors has not considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics is incorporated by reference to the N-CSR filed on March 11, 2005 (Accession No. 0001193125-05-047313).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Stratton Monthly Dividend REIT Shares, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date February 26, 2007

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date February 26, 2007

*	Print the name and title of each signing officer under his or her signature.